                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  January 30, 2007
                                ----------------


                           United Parcel Service, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                         001-15451                     58-2480149
                  --------                         ---------                     ----------
              (State or other                     (Commission                  (IRS Employer
                jurisdiction                     File Number)              Identification Number)
             of incorporation)


                         55 Glenlake Parkway, N.E.
                              Atlanta, Georgia                                     30328
                              ----------------                                     -----
                  (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000
                                                           --------------


                                 Not applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 - Results of Operations and Financial Condition.

         On January 30, 2007, United Parcel Service, Inc. issued a press release containing information about the Company's results of operations for the fourth quarter and fiscal year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release dated January 30, 2007



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNITED PARCEL SERVICE, INC.



Date:  February 2, 2007              By: /s/ D. Scott Davis
                                         --------------------------
                                         Name:  D. Scott Davis
                                         Title: Vice Chairman and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

99.1     Press Release dated January 30, 2007